SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event reported): August 2, 2002

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     The following exhibits are filed as a part of this report:

Exhibit No
99.1	Sworn written statement of Chief Executive Officer.
Filed herewith.
99.2	Sworn written statement of Chief Financial Officer.
Filed herewith.

Item 9. Regulation FD Disclosure.

     In accordance with the Order issued by the Securities and Exchange Commission (the “Commission”) on June 27, 2002 (“Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934,” File No. 4-460), Robert G. Wilmers, Chairman of the Board, President and Chief Executive Officer of M&T Bank Corporation, and Michael P. Pinto, Executive Vice President and Chief Financial Officer of M&T Bank Corporation, filed their sworn written statements required by such Order with the Commission on August 2, 2002. Conformed copies of such sworn written statements are attached hereto as Exhibits 99.1 and 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: August 2, 2002	By: /s/ Michael P. Pinto

Michael P. Pinto
Executive Vice President
and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Report Dated:	August 2, 2002	Commission File Number: 1-9861

M&T Bank Corporation

(Exact name of registrant as specified in its charter)

EXHIBITS

EXHIBIT INDEX

Exhibit No

99.1	Sworn written statement of Chief Executive Officer	Filed herewith.
99.2	Sworn written statement of Chief Financial Officer	Filed herewith.